BLACKROCK LIQUIDITY FUNDS

California Money Fund

New York Money Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated November 22, 2023 to the Prospectuses, Summary Prospectuses

and Statement of Additional Information of each Fund, each dated February 28, 2023,

as supplemented to date

On November 16, 2023, the Board of Trustees of BlackRock Liquidity Funds (the “Trust”) on behalf of its series California Money Fund and New York Money Fund, approved a proposal to close each Fund to new investors and thereafter to liquidate each Fund. Accordingly, effective at 1:00 P.M. (Eastern time) on December 1, 2023, the Funds will no longer accept purchase orders from new investors. On or about February 23, 2024 (the “Liquidation Date”), all of the assets of each Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date of each such Fund will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Trust.

Shareholders may continue to redeem their Fund shares at any time prior to the Liquidation Date. Neither Fund may achieve its investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-CANY-1123SUP